Exhibit 10.14
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 7, 2005 (the “Effective Date”) among Powell Industries, Inc., a Delaware corporation (“Parent”), Switchgear & Instrumentation Ltd., an entity organized under the laws of England and Wales (formerly known as Inhoco 3210 Limited, “Inhoco”), Switchgear & Instrumentation Properties Limited, an entity organized under the laws of England and Wales (“SI Properties” and together with Inhoco, “UK Borrower”), Bank of America, N.A., a national banking association, as Agent, Swing Line Lender and L/C Issuer under the Credit Agreement (in such capacity as administrative agent, together with its successors in such capacity, “Agent”), and each lender from time to time party to the Credit Agreement (collectively, “Lenders” and individually, a “Lender”). Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).
RECITALS
     A. Parent, Inhoco, and SI Properties, as borrowers (each a “Borrower” and collectively “Borrowers”), Agent and Lenders entered into that certain Credit Agreement dated as of June 29, 2005 (as amended, restated or supplemented the “Credit Agreement”).
     B. Borrowers, Agent and Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions of this Amendment.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:
     1. Amendments to Credit Agreement. The Credit Agreement is amended as set forth below as of the Effective Date:
     (a) Section 1.01 of the Credit Agreement is amended to add the following new definition in its appropriate alphabetical order:
Approved Period means the period commencing on the Closing Date and ending on December 31, 2006 (such period may be extended if requested by UK Borrower and if the Required Lenders agree, in their sole discretion, to an extension in writing).
HSBC Bond Facility means that certain credit facility (as amended, restated or supplemented from time to time) entered into among UK Borrower, as a borrower, and HSBC Bank plc, as lender, for the purpose of giving UK Borrower the ability to issue bonds and enter into forward exchange contracts and currency options.
     (b) Section 7.01 of the Credit Agreement is amended to delete the period at the end of clause (l) and to replace it with “; and” and to add the following new clause (m) as follows:

“(m) during the Approved Period, Liens granted by UK Borrower in favor of HSBC Bank plc securing the HSBC Bond Facility.”
     (c) Section 7.03 of the Credit Agreement is amended to delete the period at the end of clause (h) and to replace it with semicolon and to add the following new clauses (i), (j) and (k) as follows:
“(i) during the Approved Period, Indebtedness of UK Borrower under its HSBC Bond Facility that does not exceed £16,500,000 at any time;
(j) during the Approved Period, the guaranty by Parent in respect of Indebtedness under the HSBC Bond Facility, provided that, the amount of its guaranteed obligation does not exceed £10,000,000 at any time; and
(k) intercompany Indebtedness incurred in the ordinary course of business owed (i) by any wholly owned Subsidiary of Borrower to Borrower, (ii) by Borrower to any of its wholly owned Subsidiaries, and (iii) by any wholly owned Subsidiary of Borrower to another wholly owned Subsidiary of Borrower.”
     2. Conditions. This Amendment shall be effective on the Effective Date once each of the following have been delivered to Agent and Lenders:
     (a) this Amendment executed by Borrowers, Agent and Lenders;
     (b) Guarantors’ Consent and Agreement;
     (c) Officer’s Certificate from Parent together with resolutions adopted by its Board of Directors authorizing this Amendment;
     (d) Officer’s Certificate from Inhoco together with resolutions adopted by its Board of Directors authorizing this Amendment;
     (e) Officer’s Certificate from SI Properties together with resolutions adopted by its Board of Directors authorizing this Amendment;
     (f) an executed copy of UK Borrower’s final agreement with HSBC Bank with respect to its bonding facility; and
     (g) such other documents as Agent or Lenders may reasonably request.
     3. Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lenders) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Event of Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Agent or Lenders is required for Agent or Lenders to rely on the representations and warranties in this Amendment.
     4. Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrowers hereby reaffirm their obligations under the Loan Documents to which each is a party and agree that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Borrowers hereby release Agent and Lenders from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.
     5. Miscellaneous.
     (a) No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Agent’s or Lenders’ right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.
     (b) Form. Each agreement, document, instrument or other writing to be furnished to Lenders under any provision of this Amendment must be in form and substance satisfactory to Agent and its counsel.
     (c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.
     (d) Costs, Expenses and Attorneys’ Fees. Borrowers agree to pay or reimburse Agent on demand for all of their reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Agent’s counsel.

     (e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.
     (f) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrowers, Agent and Lenders. Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.
     (g) Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.
     (h) Entirety. The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrowers, Agent and Lenders and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.
[Signatures appear on the following pages.]

     The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWERS: POWELL INDUSTRIES, INC.
By:	/s/ Don R. Madison
Don R. Madison
Vice President, Secretary and Treasurer

SWITCHGEAR & INSTRUMENTATION LTD., formerly known as Inhoco 3210 Limited
By:	/s/ Don R. Madison
Don R. Madison
Director

SWITCHGEAR & INSTRUMENTATION PROPERTIES LIMITED
By:	/s/ Don R. Madison
Don R. Madison
Director

BANK OF AMERICA, N.A., as Agent
By:	/s/ Daniel J. Lintner
Daniel J. Lintner
Senior Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Daniel J. Lintner
Daniel J. Lintner
Senior Vice President

Signature Page to the First Amendment to Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT TO FIRST AMENDMENT
     As an inducement to Agent and Lenders to execute, and in consideration of Agent’s and Lenders’ execution of, this Amendment, the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by each of the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligations (as defined in the Credit Agreement), all of which are in full force and effect. The undersigned further represents and warrants to Agent and Lenders that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Event of Default has occurred and is continuing. Guarantors hereby release Agent and Lenders from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment. This Guarantors’ Consent and Agreement shall be binding upon each of the undersigned, and its permitted assigns, and shall inure to the benefit of Agent, Lenders, and its successors and assigns.

GUARANTORS:

TRANSDYN, INC.,
a Delaware corporation

By:	/s/ Don R. Madison

Don Madison
Vice President, Secretary, and Treasurer

POWELL INDUSTRIES
INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ Don R. Madison

Don Madison
Vice President, Secretary, and Treasurer

POWELL ELECTRICAL SYSTEMS, INC.,
a Delaware corporation

By:	/s/ Don R. Madison

Don Madison
Vice President, Secretary, and Treasurer

POWELL — ESCO COMPANY,
a Texas corporation

By:	/s/ Don R. Madison

Don Madison
Vice President, Secretary, and Treasurer

POWELL INDUSTRIES CHINA, INC.,
a Delaware corporation

By:	/s/ Don R. Madison

Don Madison
Vice President, Secretary, and Treasurer

POWELL INDUSTRIES ASIA, INC.,
a Delaware corporation

By:	/s/ Don R. Madison

Don Madison
Vice President, Secretary, and Treasurer

Guarantors’ Consent and Agreement to First Amendment